                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement       |_|    Confidential, for Use of the
|X|      Definitive Proxy Statement               Commission Only (as permitted
|_|      Definitive Additional Materials          by Rule 14a-6(e)(2))
|_|      Soliciting Material Pursuant to
            Rule 14a-11(c) or Rule 14a-12

                          GLOBAL CAPITAL PARTNERS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

|_|      Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                          GLOBAL CAPITAL PARTNERS INC.

                    Notice of Annual Meeting of Stockholders
                        to be held on September 21, 2000
                               and Proxy Statement
























                                                            August 25, 2000

                          GLOBAL CAPITAL PARTNERS INC.
                               6000 FAIRVIEW ROAD
                                   SUITE 1410
                         CHARLOTTE, NORTH CAROLINA 28210


                                                             August 25, 2000


Dear Stockholders:

         You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Global Capital Partners Inc. (formerly Eastbrokers International Incorporated). The meeting will be held on Wednesday, September 21, 2000, at 10:00 a.m., at 6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210.

         In the following pages, you will find the formal notice of our annual meeting and our proxy statement. After reading the proxy statement, please mark, sign and promptly return the enclosed proxy card to ensure that your shares are represented at the meeting.

         Our Annual Report filed with the Securities and Exchange Commission for the fiscal year ended March 31, 2000 which includes our financial statements is also included herewith. Unless specifically incorporated by reference herein, our Annual Report does not form any part of the material for the solicitation of proxies.

         We hope that many of you will be able to attend our annual meeting in person. It is important that your shares be represented and voted at the annual meeting regardless of the size of your holdings. If your shares are registered in your name and you plan to attend the annual meeting, please mark the appropriate box on the enclosed proxy card and you will be registered for the meeting. We urge that you attend the meeting, but if you cannot you may instead vote by proxy.

         We appreciate the continuing interest of our stockholders in our business, and we look forward to seeing you at the meeting.

                                   Sincerely,

                                   Martin A. Sumichrast
                                   Chairman of the Board, President and
                                   Chief Executive Officer

                         GLOBAL CAPITAL PARTNERS INC.
                               6000 FAIRVIEW ROAD
                                   SUITE 1410
                         CHARLOTTE, NORTH CAROLINA 28210

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 2000

         The annual meeting of stockholders of Global Capital Partners Inc. (formerly Eastbrokers International Incorporated) for the year 2000 will be held at 10:00 a.m. on Wednesday, September 21, 2000, at 6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210, for the following purposes:

1. To elect two Class II Directors to serve for a three-year term until the 2003 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2. To approve an amendment to our 1996 Stock Option Plan to increase the number of shares authorized for issuance under the 1996 Stock Option Plan from 1,200,000 to 1,500,000;

3. To ratify the appointment of Spicer, Jeffries & Co. as our independent public accountants for the fiscal year ended March 31, 2001; and

4. To transact such other business as may properly come before the meeting.

         To ensure that your shares are represented at the meeting in the event that you do not attend, please mark and sign the enclosed proxy card and return it in the enclosed envelope.

                                 By Order of the Board of Directors,





                                 Kevin D. McNeil

                                 Executive Vice President, Chief Financial
                                      Officer, Treasurer and Secretary

Date:    August 25, 2000

                          GLOBAL CAPITAL PARTNERS INC.

                                 PROXY STATEMENT
                   FOR ANNUAL MEETING OF STOCKHOLDERS FOR 2000

                                TABLE OF CONTENTS

                                                                                                            Page

General Information for Stockholders.................................................................           1
         Purpose of Proxy............................................................................           1
         How to Vote.................................................................................           1
         Matters to be Submitted to a Vote...........................................................           1
         Revoking Proxies............................................................................           1
         Naming Other Proxies........................................................................           1
         Who May Vote................................................................................           1
Item 1. Election of Directors........................................................................           1
General Information Regarding the Board..............................................................           2
         Nominees for Election for a Three-Year Term Expiring at the
              2003 Annual Meeting....................................................................           2
            Family Relationships.....................................................................           3
         Class III Directors Continuing in Office Until the 2001 Annual Meeting......................           3
         Class I Director Continuing in Office Until the 2002 Annual Meeting.........................           3
         Meetings of the Board.......................................................................           3
         Committees of the Board.....................................................................           4
         Director Compensation.......................................................................           4
Executive Officer Compensation.......................................................................           4
             Employment Agreements...................................................................           5
             Option/SAR Grants.......................................................................           6
             Option/SAR Exercises....................................................................           6
             1996 Stock Option Plan..................................................................           6
Security Ownership of Certain Beneficial Owners and Management.......................................           7
Section 16(a) Beneficial Ownership Reporting Compliance..............................................           8
Certain Relationships and Related Transactions.......................................................           8
 Item 2.  Approval of Amendment to the 1996 Stock Option Plan to Increase the
                  Number of Shares Authorized Under the Plan.........................................          11
             Administration..........................................................................          11
             Eligibility.............................................................................          11
             Types of Awards.........................................................................          12
             Number of Shares........................................................................          12
             Change of Control.......................................................................          12
             New Plan Benefits.......................................................................          12
             Summary of Certain Federal Income Tax Consequences of the
                 1996 Stock Option Plan..............................................................          12

                                                                 i


Item 3.  Ratification of Independent Public Accountants..............................................          14
Stockholder Proposals for the Annual Meeting of Stockholders for 2001................................          15
Other Information....................................................................................          15
             Required Vote...........................................................................          15
             Solicitation of Proxies Generally.......................................................          16
             Costs...................................................................................          16
             List of Stockholders Entitled to Vote...................................................          16

                                                                  ii

GENERAL INFORMATION FOR STOCKHOLDERS

         PURPOSE OF PROXY. This proxy statement and the enclosed proxy card relate to the 2000 annual meeting of stockholders (the "Annual Meeting") of Global Capital Partners Inc., a Delaware corporation ("GCAP," "we," "us," or "our"). Our board of directors (the "Board") is soliciting proxies from stockholders in order to provide every stockholder an opportunity to vote on all matters submitted to a vote of stockholders at the Annual Meeting, whether or not he or she attends in person. This proxy statement and the enclosed proxy card are being mailed to our stockholders beginning on or about August 25, 2000.

         HOW TO VOTE. You may vote on each matter to be submitted to a vote of stockholders at the Annual Meeting by marking the appropriate box on the enclosed proxy card, signing it and returning it in the enclosed envelope. When the proxy card is properly signed and returned by you, your shares will be voted at the Annual Meeting by the proxyholders named on the proxy card in accordance with your directions. If you return the proxy card without marking a box for a specified matter, your shares will be voted on that matter as recommended by the Board.

         MATTERS TO BE SUBMITTED TO A VOTE. The only matters known to management to be submitted to a vote of stockholders at the meeting are (1) the election of two Class II Directors to our Board, (2) a proposal to amend our 1996 Stock Option Plan to increase the number of shares authorized for issuance from 1,200,000 to 1,500,000 and (3) the ratification of Spicer, Jeffries & Co. as our independent public accountants for the fiscal year ending March 31, 2001. Your signed, returned proxy card gives the proxyholders named on the proxy card the discretionary authority to vote your shares in accordance with their best judgment on any other business that may be presented at the Annual Meeting. Unless you specify otherwise, your shares will be voted on any other business as recommended by the Board.

         REVOKING PROXIES. If you sign and return a proxy card, you may revoke it or submit a revised proxy card at any time before the vote to which the proxy card relates. You may also vote by ballot at the Annual Meeting. If you vote by ballot, you will thereby cancel any proxy which you previously returned as to any matter on which you vote by ballot.

         NAMING OTHER PROXIES. You may designate as your proxy someone other than those named on the enclosed proxy card by crossing out those names and inserting the name(s) of the person(s) you wish to have act as proxy for you. No more than three (3) persons should be so designated. In such a case, you must deliver the proxy card to the person(s) you designated and they must be present and vote at the meeting. Proxy cards on which other proxyholders have been designated should not be mailed or delivered to us.

         WHO MAY VOTE. The Board has set the "Record Date" for the Annual Meeting as Friday, August 18, 2000. Stockholders as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.
Each share of common stock is entitled to one vote. As of the Record Date, 10,460,839 shares of common stock were outstanding. Those shares were held by 70 stockholders of record.

ITEM 1.  ELECTION OF DIRECTORS

         Our by-laws provide for not less than one director and not more than nine directors. The Board has established that the number of directors which currently constitute the entire Board shall be five. Our Certificate of

Incorporation, as amended, provides that the Board is divided into three classes of directors, with the number of directors in each class to be as nearly equal as possible. The directors are elected for staggered three-year terms. Each year, the term of office of one class of directors expires, and the term of each of the three classes expires every three years.

         Two Class II directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them, for the two nominees named below, all of whom are presently our directors. If either nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of the office of each person elected as a director at the Annual Meeting will continue until the 2003 Annual Meeting of Stockholders, or until his successor is elected and qualified.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

                                           POSITION WITH
         NAME                    AGE       COMPANY       SINCE     NEW TERM
--------------------------------------------------------------------------------

Michael Sumichrast, Ph.D.        79        Director      1993       3 years

Paul F. McCurdy                  39        Director      2000       3 years

GENERAL INFORMATION REGARDING THE BOARD

         Biographical information, including the age, position held with GCAP, term of office as director, employment during the past five years and certain other directorships of each nominee and each director not up for election, is set forth below.

 NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2003 ANNUAL MEETING

         The Board has unanimously nominated Michael Sumichrast,  Ph.D. and Paul
F. McCurdy for election at the Annual Meeting as Class II Directors. Upon election, each nominee will serve as a director of GCAP until the 2003 Annual Meeting of Stockholders or until his earlier removal or resignation.

         MICHAEL SUMICHRAST, Ph.D., a director of GCAP since 1993, served as our Chairman of the Board since our inception in 1993 until March 1997. From 1990 to 1994, Dr. Sumichrast served as Chairman of the Board of Sumichrast Publications, Inc., a real estate publisher located in Rockville, Maryland. During this time, he also served as an economic adviser and representative of various international American companies. From 1963 to 1990, Dr. Sumichrast was the senior vice president and chief economist of the National Association of Home Builders, a home builders professional association.

         PAUL F. MCCURDY has served as a director of GCAP since July 2000. Mr. McCurdy is a partner at the law firm of Kelley Drye & Warren LLP in Stamford, Connecticut. Mr. McCurdy joined Kelley Drye & Warren in 1987 and concentrates his legal practice in broker-dealer regulation, securities law, business organizations and arbitration.

           THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                   THE ELECTION OF THE NOMINEES NAMED ABOVE.



                           CURRENT BOARD OF DIRECTORS

                                           POSITION WITH
        NAME                     AGE          COMPANY                     CLASS       SINCE        TERM      ENDING
------------------------------------------------------------------------------------------------------------------------
Martin A. Sumichrast             33        Chairman of the Board, Chief    III         1993       3 years    2001
                                           Executive Officer and
                                           President

Frank Devine                     56        Director                        III         2000       2 years    2001

Dr. Lawrence Chimerine           60        Director                         I          1999       3 years    2002

Michael Sumichrast, Ph.D.        79        Director                         II         1993       3 years    2000

Paul F. McCurdy                  39        Director                         II         2000       1 year     2000


         FAMILY RELATIONSHIPS. There are no family relationships among any officers and directors of GCAP, except that Michael Sumichrast, Ph.D., and Martin Sumichrast are father and son, respectively.

         CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

         MARTIN A. SUMICHRAST, a director of GCAP since its inception in 1993, has served as GCAP's Chairman of the Board, Chief Executive Officer and President since December 1998 and served as its Vice Chairman from March 1997 to March 1998. Mr. Sumichrast is a founder of GCAP and formerly served as its Secretary, Executive Vice President and Chief Financial Officer. Mr. Sumichrast is also a director of EBI Securities Corporation, a wholly-owned subsidiary of GCAP, and Chairman of MoneyZone.com, an affiliate of GCAP. Mr. Sumichrast is also a director of A1 Internet.com Inc.

         FRANK DEVINE has served as a director of GCAP since July 2000. Mr. Devine also serves as a business consultant for various entities. Mr. Devine founded Bachmann-Devine, Incorporated, a venture capital firm, and co-founded Shapiro, Devine & Craparo, Inc., a manufacturers' agency servicing the retail industry, and is a director of both companies. Since December 1994, Mr. Devine has served as a member of the board of directors of Salton, Inc., a corporation that markets and sells electrical appliances to the retail trade under various brand names, and of SAFLINK Corporation, a software security company.

         CLASS I DIRECTOR CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING

         DR. LAWRENCE CHIMERINE, a director of GCAP since February 1999, is a Managing Director and Chief Economist at the Economic Strategy Institute, a position he has held since 1993. Since 1991, he has also served as President of Radnor International Consulting, Inc., an international consulting firm. Dr. Chimerine is also a director of Bank United Corp., Outsource International, Inc. and Sanchez Computer Associates, Inc.

         MEETINGS OF THE BOARD. During our fiscal year ended March 31, 2000, the Board met seven times in person or by telephonic conference meeting or by written consent. Each director listed above who was then serving attended at least six of the meetings of the Board.

         COMMITTEES OF THE BOARD. The Board's only standing committee, the Audit Committee, held one meeting during the fiscal year ended March 31, 2000. Dr. Sumichrast, Dr. Chimerine and Mr. McCurdy are current members of the Audit Committee. No GCAP employee may be a member of the Audit Committee.

         On May 20, 2000, the Board unanimously approved the adoption of a written Audit Committee Charter, a copy of which is attached to this proxy statement as Exhibit A, in accordance with SEC regulations and Nasdaq Marketplace Rules.

         The Audit Committee's responsibilities include, but are not limited to, the following: (1) setting policies, procedures and other matters relating to accounting, internal financial controls and financial reporting, including the engagement of independent auditors, the planning, scope, timing and cost of any audit and any other services the independent auditors may be asked to perform;
(2) reviewing with the independent auditors their report on the financial statements following completion of each such audit; (3) setting policies, procedures and other matters relating to business integrity, ethics, conflicts of interest, antitrust and insider trading; (4) reviewing financial objectives and financial condition; (5) reviewing stock and debt issues and credit facilities; (6) reviewing dividend and stock repurchase policies, foreign exchange operations, hedging and derivatives operations, and compliance with covenants under debt issues and credit facilities; and (7) reviewing and reassessing the adequacy of the Audit Committee Charter on an annual basis and publishing every three years a report of the Audit Committee in accordance with SEC regulations.

         DIRECTOR COMPENSATION. In April 1999, the Board adopted a policy that eliminated all cash payments for services on the Board and attendance at Board meetings. Instead, each of our non-officer directors is awarded 7,500 shares of restricted stock at the time he or she joins the Board and an annual award of 5,000 options pursuant to our 1996 Stock Option Plan. We granted 7,500 shares of restricted stock and an option to purchase up to 5,000 shares of our Common Stock to each of Dr. Chimerine, Dr. Sumichrast and Mr. Schifferli at the time the policy was adopted in April 1999.

         During the fiscal year ended March 31, 2000, no fees were paid to directors. Each of our current directors waived any fees due for the fiscal year ended March 31, 2000.

EXECUTIVE OFFICER COMPENSATION

         The following Summary Compensation Table sets forth the compensation for GCAP's named executive officers for the fiscal years ended March 31, 2000, 1999 and 1998. No other executive officer had total annual salary and bonus during any such period equal to or greater than $100,000.


                                                                  SUMMARY COMPENSATION TABLE





                                                                                         Long Term Compensation
                                                                        ----------------------------------------------------------
                                       Annual Compensation                          Awards                      Payouts
                          --------------------------------------------------------------------------------------------------------

           (a)               (b)         (c)        (d)        (e)           (f)             (g)         (h)          (i)

                                                                                       Securities
                                                          Other Annual  Restricted     Underlying      LTIP       All Other
Name and Principal           Year      Salary      Bonus  Compensation Stock Awards($) Options/SARs(#) Payouts    Compensation
-------------------          ----      ------      -----  ------------ -------------- ---------------  -------    ------------
Position
--------

Martin A. Sumichrast(1)      2000   $ 240,000    $120,000          --           --              --         --           --
 Chairman, President         1999   $ 175,000    $   --            --           --          75,000         --           --
  and Chief Executive        1998   $ 120,000    $ 20,000          --           --              --         --           --
  Officer

Kevin D. McNeil(2)           2000   $ 120,000    $   5,000         --           --              --         --           --
 Chief Financial             1999   $   75,000   $  25,000         --           --          50,000         --           --
 Officer,    Executive       1998   $   57,500   $  17,250         --           --              --         --           --
 Vice President of
 Finance, Treasurer, and
 Secretary

Ralph O. Olson (3)           2000   $   74,998      --    $    225,000          --              --         --           --
 Vice President, EBI
  Securities Corporation

------------------

(1) Mr. Sumichrast became Chairman of the Board, President and Chief Executive Officer of GCAP in December 1998, and was Vice Chairman of the Board since March 1997.

(2) Kevin D. McNeil became Executive Vice President and Secretary of GCAP in December 1998. He continues to serve as Chief Financial Officer and Treasurer.

(3) Mr. Olson has been a non-officer employee since January 10, 2000. Mr. Olson is a Vice President of EBI Securities Corporation. On January 26, 2000, Mr. Olson received 44,500 shares of our Common Stock as compensation for investment banking services provided to GCAP.

         EMPLOYMENT AGREEMENTS

         Effective as of January 1, 1999, we entered into an employment agreement with Martin A. Sumichrast which will expire on December 31, 2004, and will renew for a period of five years following the expiration date, unless notice to the contrary is given by either party. We also entered into an employment agreement, effective as of January 1, 1999, with Mr. McNeil, which will expire on December 31, 2002, unless notice to the contrary is given by either party. The annual salaries for Mr. Sumichrast and Mr. McNeil were initially fixed at $240,000 and $120,000, respectively, with any increases in salary during the term of their respective agreements to be determined by our Board. Messrs. Sumichrast and McNeil are each eligible to receive a quarterly performance bonus of up to 1 percent and 1/4 of 1 percent, respectively, of total revenue of GCAP in excess of $6,000,000 per quarter. As an inducement for entering into each of their respective employment agreements, we agreed to sell 200,000 shares and 50,000 shares at $3.50 and $3.00 per share of our Common Stock, respectively, to Mr. Sumichrast and Mr. McNeil, in exchange for each of Messrs. Sumichrast and McNeil issuing to GCAP a promissory note in the amount of $700,000 and $150,000, respectively, each bearing interest at an annual rate of 7 percent, and expiring on January 1, 2004 and January 1, 2002, respectively. Each employment agreement provides, among other things, for participation in an equitable manner in any profit-sharing or retirement plan for employees or executives and for participation in employee benefits applicable to our employees and executives, as well as for the use of an automobile and other fringe benefits commensurate with their duties and responsibilities and for benefits in the event of disability. Pursuant to each such employment agreement, employment may be terminated by us with cause or by the executive with or without good reason. Termination by us without cause or by the executive for good reason would subject us to liability for liquidated damages in an amount equal to the current salary of the terminated executive as of the date of termination and a pro rata portion of his prior year's bonus for the remaining term of the agreement, payable in equal monthly installments, without any set-off for compensation received from any new employment. In addition, the terminated executive would be entitled to continue to participate in and accrue benefits under all employee benefit plans and to receive supplemental retirement benefits to replace benefits under any qualified plan for the remaining term of the agreement to the extent permitted by law. Under the employment agreements, we are obligated to purchase insurance policies on the lives of Messrs. Sumichrast and McNeil. We will pay the premiums on these policies and would, upon the death of the employee, receive an amount equal to the premiums paid under the policy and the remaining proceeds would be paid to the employee's designated beneficiary. Additionally, we have a $l million key-person life insurance policy on Mr. Sumichrast and a $500,000 key-person life insurance policy on Mr. McNeil, in each case with GCAP as the beneficiary.

         OPTION/SAR GRANTS

         During the fiscal year ended March 31, 2000, there were no grants to any of the named executive officers of directors of options, stock appreciation rights or similar instruments.

         OPTION/SAR EXERCISES

         The following table provides information on stock options owned by named executive officers during the fiscal year ended March 31, 2000.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                     Value of Unexercised
                                                           Number of Securities          In-The-Money
                                                          Underlying Unexercised       Options/SARs at
                                                          Options/SARs at FY-End    FY-End($) Exercisable/
                       Shares Acquired       Value           (#) Exercisable/           Unexercisable
                       on Exercise (#)     Realized           Unexercisable                  (e)
           Name              (b)              ($)                  (d)
            (a)                               (c)
------------------------------------------------------------------------------------------------------------------

Martin A. Sumichrast          -                -                 0/75,000                     -
Kevin D. McNeil               -                -                 0/50,000                     -
Ralph O. Olson                -                -                    -                         -

         1996 STOCK OPTION PLAN

         At our annual meeting of stockholders held on December 10, 1996, the stockholders approved our 1996 Stock Option Plan, pursuant to which our officers, employees and directors and certain of our affiliates are eligible to be granted awards of stock options, stock appreciation rights and/or restricted stock. Pursuant to its terms, the plan shall be administered by a stock award committee, or, in the absence of such a committee, by the entire Board having the plenary authority to grant awards in any combination permitted under the plan, and to determine the terms and conditions of the awards.

         The total number of shares of Common Stock reserved and available to be awarded under the plan was initially 400,000. The plan was since amended in December 1997, April 1999 and November 1999 increasing the total number of shares of Common Stock available under the plan to 600,000, 850,000 and 1,200,000, respectively. Currently, the total number of shares of Common Stock available under the plan is 1,200,000.

         During the fiscal year ended March 31, 2000, options to purchase 295,000 shares of our Common Stock were granted under the 1996 Stock Option Plan, as amended.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information about shares of our Common Stock owned as of the Record Date by

o each person known by us to own beneficially more than five percent of GCAP's Common Stock, o each of GCAP's officers and directors and the nominees named on pages 2-3 of this proxy statement, and o all of GCAP's officers and directors as a group.

         Except as otherwise noted, the persons named in the table below do not own any other shares of our capital stock and have sole voting and investment power with respect to all shares beneficially owned by them. As of the Record Date, 10,460,839 shares of voting stock were outstanding, consisting solely of shares of our Common Stock.

                                                                                                  Percentage of
                                                                                Number of          Outstanding
       Name and Address (1)                    Position Held                  Shares Owned           Shares
  --------------------------------  ------------------------------------- ---------------------- ----------------

  Martin A. Sumichrast (2)          Chairman of the Board, President,
                                    Chief Executive Officer and Director          1,205,000             11.28%
  Kevin D. McNeil (3)               Executive Vice President,
                                    Secretary, Treasurer and Chief
                                    Financial Officer                               160,078              1.51%

  Ralph O. Olson                    Vice President, EBI Securities                   69,000               *
                                    Corporation
  Dr. Lawrence Chimerine (4)        Director                                         12,500               *
  Michael Sumichrast, Ph.D.(4)      Director                                         12,500               *
  Paul F. McCurdy                   Director                                              0               *
  Frank Devine                      Director                                              0               *
  Belle Holdings, Inc.              Stockholder                                    740,000               6.81%
  Reid Breitman (5)                 Stockholder                                  1,967,500              18.81%
  Corona Corp.                      Stockholder                                  1,960,000              18.74%
  General Partners Beteiligungs
  AG                                Stockholder                                  1,128,500              10.79%
  All Officers and Directors as                                                  1,654,078              15.04%
  a group (7 persons)
--------------------
*        Less than 1 percent

          (1)     Except as otherwise  noted,  c/o Global Capital Partners Inc.,
                  6000 Fairview  Road,  Suite 1410,  Charlotte,  North  Carolina
                  28210.
          (2)     Includes  (A)  740,000  shares of Common  Stock owned by Belle
                  Holdings,  Inc., a Nevada  corporation of which Mr. Sumichrast is sole officer, director and stockholder,  (B) 240,000 shares of Common Stock owned by Mr. Sumichrast  directly,  (C) 75,000 shares of Common Stock  issuable  upon the exercise of options to  purchase  Common  Stock and (D)  150,000  shares of Common
                  Stock  issuable  upon  the  exercise  of Class C  Warrants  to purchase Common Stock.
         (3)      Includes (A) 50,000  shares of Common Stock  issuable upon the exercise  of options to purchase  Common  Stock and (B) 57,583 shares  issuable upon exercise of Class C Warrants to purchase
                  Common Stock.
         (4)      Includes  7,500  shares of  restricted  Common Stock and 5,000 options to acquire shares of Common Stock.
         (5)      Includes  1,960,000  shares  indirectly  owned through  Corona
                  Corp.,   a   corporation   of  which  Mr.   Breitman  is  sole
                  stockholder, director and officer.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires GCAP's officers and directors, and persons who own more than 10% of a registered class of GCAP's equity securities, to file certain reports regarding ownership of, and transactions in, GCAP's securities with the Securities and Exchange Commission. Such officers, directors and 10% stockholders are also required by the rules of the Securities and Exchange Commission to furnish GCAP with copies of all Section 16(a) forms that they file.

         Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished by such persons to us, or written representations that they have filed on a timely basis all reports required by Section 16(a) and the rules promulgated thereunder, and without researching or making any inquiry regarding delinquent Section 16(a) filings, we note that four reports were filed subsequent to filing due dates in respect of twenty-five transactions effected by Martin A. Sumichrast, four reports were filed subsequent to filing due dates in respect of twenty-two transactions effected by Belle Holdings, Inc., four reports were filed subsequent to filing due dates in respect of sixteen transactions effected by Corona Corp., four reports were filed subsequent to filing due dates in respect of sixteen transactions effected by Reid Breitman, two reports were filed subsequent to filing due dates in respect of two transactions effected by Kevin D. McNeil, one report was filed subsequent to the filing due date in respect of two transactions effected by Michael Sumichrast, Ph.D., two reports were filed subsequent to filing due dates in respect of two transactions effected by Dr. Chimerine and two reports were filed subsequent to filing due dates in respect of eight transactions effected by General Partners Beteiligungs AG. We also note that as of the date hereof and to our knowledge, no report has been filed in respect of certain dispositions by each of Michael Sumichrast, Ph.D. and General Partners Beteiligungs AG.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         See "Executive Officer Compensation--Employment Agreements" on page 5 of this proxy statement, and see "Executive Officer Compensation-Option/SAR
Grants" on page 6 for information concerning stock option grants to related persons.

         Prior to the sale of our European operations, we leased office space from General Partners Immobielenz (formerly Residenz Realbesitz AG) for our Vienna operations pursuant to a month-to-month lease. Under the terms of the lease, we incurred occupancy costs of approximately 1,200,000 Austrian Schillings (approximately $95,000 USD) in the fiscal year ended March 31, 2000. This property was sold in early 1999 and has thereafter not been owned by a related party. The terms of this lease were negotiated such that we were subject to occupancy expenses no greater than the current market rates. General Partners Immobielenz is a subsidiary of General Partners Beteiligungs, AG, an Austrian holding company and the beneficial owner of 1,462,920 shares of our Common Stock.

         During our two most recent fiscal years, we have conducted various business transactions with General Partners Beteiligungs, AG. As of the December 31, 1998, GCAP was owed $3,787,339 relating to these transactions, which receivable was transferred in connection with the sale of our European operations to the purchaser thereof.

         At December 31, 1998, we had a receivable related to securities transactions from Z.E. Beteiligungs AG, a subsidiary of General Partners Beteiligungs AG, in the amount of 7,745,600 Austrian Schillings (approximately $661,000 USD), which receivable was transferred in connection with the sale of our European operations to the purchaser thereof.

         As of December 31, 1998, Z.E. Beteiligungs AG, an approximately 25 percent-owned subsidiary of General Partners Beteiligungs AG, owned approximately 25 percent of UCP Beteiligungs AG, an Austrian holding company. UCP Beteiligungs AG, in turn, owns 27.7 percent of a Russian chemical company, UCP AOOT. Shares of UCP AOOT are listed over-the-counter on the Vienna Stock Exchange. WMP Bank AG is a market maker in the shares of UCP AOOT on the Vienna Stock Exchange. As of the close of the sale of our European operations, our relationship with Z.E. Beteiligungs AG ceased to exist.

         On January 1, 1999, Martin A. Sumichrast and Kevin D. McNeil purchased 70,000 and 32,583 Class C Warrants, respectively, from Eastbrokers North America, Inc., a subsidiary of GCAP, in each case for an amount equal to $0.25 per warrant. The warrants entitle Mr. Sumichrast and Mr. McNeil to each purchase one share of GCAP Common Stock at a price of $7.00 per share. Payment for the warrants was in the form of unsecured promissory notes, with one-year terms and interest accruing at 8 percent. We have extended the terms of the notes for an additional year.

         Effective January 1999, Jay R. Schifferli, a former partner at the law firm of Kelley Drye & Warren LLP, became a director of GCAP, and effective July 2000, Paul F. McCurdy, also a partner at Kelley Drye & Warren LLP, became a director of GCAP to fill the vacancy created upon Mr. Schifferli's resignation. GCAP paid legal fees in the amount of $268,562.71 to Kelley Drye & Warren LLP during the fiscal year ended March 31, 2000.

         In February 1999, Martin A. Sumichrast paid in full a note due in aggregate principal amount of $300,000 payable to GCAP in connection with his acquisition in September 1997 of 50,000 shares of GCAP Common Stock.

         On April 19, 1999, Mr. Sumichrast and Mr. McNeil purchased 80,000 and 25,000 Class C Warrants, respectively, from Eastbrokers North America, Inc., in each case for an amount equal to $0.25 per warrant. Each warrant entitles Mr. Sumichrast and Mr. McNeil to each purchase one share of GCAP Common Stock at a price of $7.00 per share. Payment for the warrants was in the form of unsecured promissory notes, with one-year terms and interest accruing at 8 percent. We have extended the terms of such notes for an additional year.

         In order to partially fund our acquisition of Global Capital Markets, LLC (formerly The JB Sutton Group, LLC) on November 8, 1999, Belle Holdings, Inc., a Nevada corporation of which Mr. Sumichrast is the sole director, officer and stockholder, entered into an agreement with GCAP pursuant to which it purchased 1,000,000 shares of our 10% Convertible Preferred Stock, Series A for $2.00 per share and a warrant to purchase up to 700,000 shares of GCAP Common Stock. In connection with these purchases, Mr. Sumichrast received an option to purchase up to an additional 1,000,000 shares of preferred stock. The preferred stock was convertible from time to time into shares of GCAP Common Stock on a 1:1 basis. On the same date, Belle Holdings, Inc. entered into an agreement with Corona Corp., a Nevada corporation, pursuant to which Belle Holdings, Inc. sold to Corona Corp. a $1 million note convertible at any time and from time to time into shares of preferred stock owned by Belle Holdings, Inc. on a .35:1 basis and a warrant to purchase up to 490,000 shares of our Common Stock. In connection with this sale, Belle Holdings, Inc. gave Corona Corp. the option to purchase additional notes on the same terms as the initial $1 million note up to an aggregate principal amount of $1 million.

         On January 10, 2000, Belle Holdings, Inc. partially exercised its option and purchased 100,000 additional shares of preferred stock and, simultaneously, Corona Corp. partially exercised its option and purchased an additional note in the principal amount of $200,000.

         As of the date of the purchase agreement between Belle Holdings, Inc. and GCAP, each share of preferred stock subject to such agreement was entitled to one (1) vote on all matters submitted to our stockholders for their approval. As a further inducement to Belle Holdings, Inc. to invest in GCAP, we agreed to seek stockholder approval to increase the voting power of the preferred stock from one vote per share to four votes per share in order that the preferred stock holders would obtain control of approximately 39% of the voting power of our capital stock entitled to vote on all matters submitted to stockholders for approval, rather than the approximately 14% of the voting power they would have had without such approval. These terms were negotiated by Corona Corp., whose purchase price of the convertible notes was used by Belle Holdings, Inc. to purchase the preferred stock and warrants under the agreement, as a condition precedent to the investments by Corona Corp., having contemplated that Mr. Sumichrast would participate in Belle Holdings, Inc. in order to more fully align the interests of our management with those of our stockholders. Subsequent to stockholder approval of the increase in voting power of the preferred stock, NASDAQ informed us that their listing guidelines prohibit designating any class of security with a higher voting right than any other class. Additionally, NASDAQ informed us that pursuant to certain other listing requirements, the initial $2.00 price per share of our preferred stock had to be increased to $2.0625 per share, the closing price on November 8, 1999. Accordingly, on January 31, 2000, we modified our agreement with the holders of, and negotiated the acceleration of the conversion of all shares of, our preferred stock and the exercise of all warrants held by Belle Holdings. Inc. In consideration for these changes, on January 31, 2000 we sold to Belle Holdings, Inc., in exchange for a $375,000 note due July 1, 2001 and bearing interest at a rate of 8% per annum, a Class D Warrant to purchase up to 1,500,000 shares of GCAP Common Stock at a price of $5.50 per share, exercisable as of July 1, 2001 and expiring December 31, 2005. Holders of these warrants have certain anti-dilution protections and are entitled to piggyback registration rights after July 1, 2001. On the same date, Belle Holdings, Inc. sold to each of Corona Corp. and a third-party Class D Warrants to purchase up to 900,000 and 200,000 shares of GCAP Common Stock, respectively. In further consideration of these changes, on March 31, 2000, Belle Holdings, Inc. transferred 70,000 shares of Common Stock to Corona Corp.

         On March 31, 2000, Corona Corp. exercised the remaining portion of its option and purchased an additional note in principal amount of $1.8 million. On this date, Corona Corp. also converted all notes it had purchased from Belle Holdings, Inc. in aggregate principal amount of $4 million, thereby receiving 1,400,000 shares of preferred stock, converted the 1,400,000 shares of preferred stock, receiving thereby 1,400,000 shares of Common Stock, and exercised its warrant, receiving thereby 490,000 shares of Common Stock. Simultaneously, Belle Holdings, Inc. exercised the remaining portion of its option and purchased from GCAP 900,000 shares of preferred stock. On the same date, Belle Holdings, Inc. converted 600,000 of these shares, receiving thereby 600,000 shares of Common Stock, transferred the remaining 1,400,000 shares of the preferred stock to Corona Corp. upon conversion of the $3 million in notes and exercised its warrant, thereby receiving an additional 210,000 shares of GCAP Common Stock.

         On January 26, 2000, Ralph O. Olson, a non-employee officer of GCAP and a Vice President of its wholly-owned subsidiary EBI Securities Corporation, received 44,500 shares of Common Stock granted under the 1996 Stock Option Plan, as amended, as compensation for investment banking services provided to GCAP.

ITEM 2. APPROVAL OF AMENDMENT TO THE 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE PLAN.

         On December 10, 1996, the 1996 Stock Option Plan (as amended, the "Plan") was approved by our stockholders. The purpose of the Plan is to advance the interests of GCAP by enabling officers, employees and directors of GCAP and its affiliates, as such term is defined by the Plan, to participate in GCAP's future and to enable us to attract and retain such persons by offering them proprietary interests in GCAP. The Board has approved an amendment to the Plan, subject to stockholder approval, in order to increase the number of shares of Common Stock authorized for issuance under the Plan by 300,000 shares.

         The number of shares currently authorized for issuance under the Plan is 1,200,000. As of August 18, 2000, Common Stock and options relating to 813,652 shares have been granted under the Plan, of which a total of 197,250 shares of Common Stock have been sold or options to acquire shares of Common Stock have fully vested (out of which 107,750 options have been exercised). Accordingly, in order to maximize the incentive effect of enabling officers, employees and directors of GCAP to participate in the Plan, the Board has deemed it prudent to increase the number of shares available for grant under the Plan so as to allow future grants of stock options, stock appreciation rights or restricted stock under the Plan.

         ADMINISTRATION

         The Plan is currently administered by the entire Board in lieu of a Stock Award Committee; however, pursuant to the Plan, the Board may appoint a Stock Award Committee (the "Committee"), which would be composed of not less than two directors of GCAP all of whom must be Non-Employee Directors, as that term is defined in the Plan.

         The Committee, or the Board acting in place of the Committee, has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable to supervise the administration of the Plan. However, no amendment to the Plan shall be made without the approval of our stockholders to the extent such approval is required by law or agreement, except that the GCAP Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant awards which qualify for beneficial treatment under such rules without shareholder approval. The Committee, or the full Board acting in place of the Committee, may act only by a majority of its members then in office.

         ELIGIBILITY

         GCAP officers, employees, directors and our affiliates who are responsible for or contribute to the management growth and profitability of management, the business of GCAP and its affiliates, are eligible to be granted awards under the Plan. We estimate the approximate number of GCAP officers and directors, employees and affiliates eligible to participate in the Plan to be six, two hundred and fifty, and five, respectively.

         TYPES OF AWARDS

         The Committee, or the Board acting in place of the Committee, has the authority to grant awards to our officers, employees, directors and affiliates. Awards granted to participants of the Plan include Stock Options, Stock Appreciation Rights, Restricted Stock, or any combination of the foregoing, as these terms are defined and regulated under the Plan. The Committee, or the Board acting in place of the Committee, has the authority to grant either Incentive Stock Options or Non-Qualified Stock Options under the Plan; however, the former may be granted only to employees of GCAP and its subsidiaries. The awards are subject to such terms and conditions as determined by the Committee and may differ from Award to Award. The prices, expiration dates and other material conditions upon which the Stock Options and Stock Appreciation Rights may be exercised and the consideration received or to be received by us or our affiliates for the granting or extension of the awards are to be determined by the Committee, or the Board acting in place of the Committee.

         NUMBER OF SHARES

         The total number of shares of Common Stock reserved and available for distribution relating to options granted under the Plan, as amended by the Board subject to stockholder approval, is 1,500,000 shares of our Common Stock, subject to the approval of stockholders being requested in this proxy statement. As of August 18, 2000, Common Stock and options relating to 813,562 shares have been granted under the Plan.

         CHANGE OF CONTROL

         The Plan provides that, subject to such additional conditions and restrictions as the Committee, or the Board acting in place of the Committee, may determine at the time of the grant of an Award, options granted under the Plan shall become immediately exercisable and restrictions on restricted stock granted under the Plan shall lapse in the event of a change of control. Under the Plan, a change of control will occur in the event that a person acquires 20% or more of GCAP's voting securities, GCAP's stockholders have approved a merger or a sale of all or substantially all of GCAP's assets, or there occurs a significant change in the composition of the Board.

         NEW PLAN BENEFITS

         Since any award granted under the Plan is made by the Board or the Committee in its sole discretion at the time of the grant, awards to be received by individual participants are not determinable. In addition, the awards under the Plan are dependent upon a number of factors, including the fair market value of GCAP's Common Stock on future dates and the exercise decisions made by the participants in the Plan. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Plan.

         SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 STOCK OPTION PLAN

         This summary of certain federal income tax consequences of the Plan is provided as general information, but does not purport to be a complete and detailed description of all possible tax consequences to the recipient of an option and GCAP. It describes the federal tax consequences in effect as of the date set forth in the notice. Each holder of an option is advised to consult his tax advisor because tax consequences may vary depending upon the individual circumstances of the holder.

         Incentive Stock Options ("ISO"). ISOs are designed to qualify as incentive stock options under Section 422 of the Internal Revenue code of 1986, as amended (the "Code"). In the case of ISOs, no taxable gain will be realized by a recipient upon grant or exercise of the option, and GCAP will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any stock received over the option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. Alternative minimum taxable income is the base for calculating an individual taxpayer's liability for the alternative minimum tax, a tax which is payable if it exceeds the amount of the individual's tax liability calculated under the regular method. Additionally, the basis of the stock for alternative minimum tax purposes would be increased by this adjustment.

         If a recipient of an ISO does not dispose of stock acquired by him upon the exercise of the option within one year after the date of transfer of such stock or within two years after the date of grant of such an option, any gain realized by him on a subsequent sale of such stock will be capital gain, which will be long term capital gain if the stock was held for the appropriate holding period (currently more than one year). In determining the amount of taxable gain or loss on a subsequent sale or other disposition of stock obtained by exercise of an ISO, the tax basis of such stock (for regular tax purposes) will be an amount equal to the option price paid therefor.

         On the other hand, if the recipient sells or otherwise disposes of the stock obtained by exercise of an ISO before the expiration of the relevant holding periods discussed above (other than certain permitted dispositions), he will at that time recognize ordinary income to the extent that the fair market value of the stock on the date that the option was exercised or the amount realized on sale or disposition, whichever is less, exceeds the option price. If the amount realized on sale or disposition is greater than the fair market value of the stock on the date the option was exercised, such excess will be treated as capital gain, which will be a long-term capital gain if the stock was held for the appropriate holding period (currently more than one year).

         In general, in any year in which a recipient recognizes ordinary income because of the disposition of his shares within one year from the date of exercise or two years from the date of grant of an ISO, GCAP will receive a corresponding deduction for federal income tax purposes. No deduction will be allowed to GCAP if the stock acquired upon exercise of an ISO is held for more than one year after the date of transfer of such stock and more than two years from the date of grant of the ISO.

         Non-Qualified Stock Options ("Non-Qualified Options"). Non-Qualified Stock Options generally are options to which Section 421 of the Code does not apply, sometimes referred to as non-statutory options. The treatment of Non-Qualified Options for federal income tax purposes depends on whether the option has a readily ascertainable fair market value at the time it is granted. If a Non-Qualified Option has a readily ascertainable fair market value at the time of grant, the excess of the fair market value of Non-Qualified Options received by a recipient over the amount, if any, paid for the options must be included in the recipient's gross income at the time the option is granted, or if later, at the earlier of the time that the option is transferable or is not subject to a substantial risk of forfeiture. If an option with a readily ascertainable fair market value is not taxable at the time the option is granted because the option is nontransferable and subject to a substantial risk of forfeiture, the recipient may nevertheless elect to include such amount in gross income in the year of grant of the option. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the recipient or will not be immediately exercisable, it is not expected that the Non-Qualified Options will have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of (i) the value of the stock on the date it is acquired pursuant to exercise of the option over (ii) the exercise price plus the amount, if any, paid for the option must be included in the recipient's gross income at the time of the receipt of the stock pursuant to the exercise of the option, or, if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the recipient may elect to include such amount in gross income in the year the stock is received pursuant to exercise of the option.

         The receipt of taxable income upon exercise of a Non-Qualified Option may be ameliorated if the underlying stock is registered because the recipient may sell a portion of his stock to pay the income tax liability; such is not the case with the receipt of income upon grant of a Non-Qualified Option. The grant or exercise of a Non-Qualified Option will not result in any adjustment for alternative minimum tax purposes. In general, with respect to Non-Qualified Options, a corresponding deduction is allowed to GCAP for the amount and at the time that the recipient recognizes income, and such income is subject to withholding and employment taxes, if applicable.

           THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR
            APPROVAL OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN.

ITEM 3.  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Spicer, Jeffries & Co. has been recommended by the Audit Committee and selected by the Board to audit our books and accounts for the fiscal year ended March 31, 2001.

         Representatives of Spicer, Jeffries & Co. are expected to be present at the meeting, will be given the opportunity to make a statement if they desire to do so and will respond to appropriate questions from stockholders.

         Spicer, Jeffries & Co. has advised us that neither it nor any of its members has any direct financial interest in GCAP as a promoter, underwriter, voting trustee, director, officer or employee.

         Effective February 17, 1999, we changed our accountants from Deloitte & Touche LLP to Spicer, Jeffries & Co. This change was reported in our Current Reports on Form 8-K, dated February 22, 1999 and March 9, 1999. The decision to change to Spicer, Jeffries & Co. was approved by our Board. The report of Deloitte & Touche LLP on our financial statements for the fiscal year ended March 31, 1998 contained no adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. We have had no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference thereto in their report on our financial statements.

           THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE
       TO RATIFY SPICER, JEFFRIES & CO. AS INDEPENDENT PUBLIC ACCOUNTANTS
                        FOR THE FISCAL YEAR ENDING 2001.

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING OF STOCKHOLDERS FOR 2001

         Proposals which stockholders wish to have considered for inclusion in the proxy statement for the 2001 Annual Meeting of Stockholders must be sent by certified mail, return receipt requested and received at GCAP's principal executive office, Global Capital Partners Inc., 6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210, on or before April 27, 2001. All proposals must conform to the rules and regulations of the SEC.

OTHER INFORMATION

         The presence, in person or by proxy, of stockholders holding a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business.

         REQUIRED VOTE. Each nominee for election as a director receiving a plurality of the votes cast shall be elected as a director. In case any nominee should become unavailable for election for any reason not presently known or contemplated, the persons named on the proxy shall have the discretionary authority to vote pursuant to the proxy for a substitute. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock at the meeting in person or by proxy is required for the approval of the amendment to the Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock at the meeting in person or by proxy is required for ratification of the appointment of Spicer, Jeffries & Co.

         Only those votes cast for or against a proposal are used in determining the results of a vote.

         Abstentions and broker nonvotes are each included for purposes of determining the presence or absence of a sufficient number of shares to constitute a quorum. With respect to the approval of any particular proposal, abstentions are considered present at the meeting, but since they are not affirmative votes for the proposal they will have the same effect as votes against the proposal. Broker nonvotes, on the other hand, are not considered present at the meeting for the particular proposal for which the broker withheld authority to vote.

         SOLICITATION OF PROXIES GENERALLY. In addition to the solicitation of proxies by mail, officers or other employees without extra remuneration may solicit proxies by telephone or personal contact. We will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of shares of Common Stock and will pay such persons for forwarding such material.

         COSTS. All costs for the solicitation of proxies by the Board, anticipated to be approximately $10,000, will be borne by us.

         LIST OF STOCKHOLDERS ENTITLED TO VOTE. A list of stockholders entitled to vote at the meeting will be available for examination by stockholders during ordinary business hours 10 days prior to the meeting at GCAP's principal executive office at 6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210.

                          GLOBAL CAPITAL PARTNERS INC.

                  PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION OTHERWISE,
              THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

         The undersigned  hereby appoints each of Martin A. Sumichrast and Kevin
D. McNeil as Proxies, with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse hereof, all shares of Common Stock of Global Capital Partners Inc. held of record by the undersigned as of August 18, 2000, at the Annual Meeting of Stockholders to be held on September 21, 2000, or any adjournment thereof, upon all such matters as may properly come before the Meeting.

|X|   Please mark your votes as in            If you plan to attend the   |_|
      this example.                          Annual Meeting, place an X
                                                           in this box.



1.  ELECTION OF DIRECTORS                              NOMINEES:

    FOR all nominees listed at right     |_|           MICHAEL SUMICHRAST, PH.D.

                                                       PAUL F. MCCURDY

    WITHHOLD AUTHORITY to vote for
      the nominees listed at right*      |_|


         (*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of such nominee in the space provided below. To vote for or withhold authority for all nominees, check the appropriate box above. )

--------------------------------------------------------------------------------
          (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE 1996 STOCK OPTION PLAN to increase the number of shares authorized under the Plan from 1,200,000 to 1,500,000.

                    FOR             AGAINST             ABSTAIN
                    |_|               |_|                 |_|


3. RATIFICATION OF APPOINTMENT OF SPICER, JEFFRIES & CO. to serve as independent public accountants for the fiscal year ending March 31, 2001.


                    FOR              AGAINST             ABSTAIN
                    |_|                |_|                 |_|


4. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.



SIGNATURE:                                                     DATE:
          -------------------------------------------------         ------------

SIGNATURE:                                                     DATE:
          -------------------------------------------------         ------------

                                     (SIGNATURE IF HELD JOINTLY)


         NOTE: Please sign exactly as name or names appear on stock certificate as indicated hereon. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title as such.


--------------------------------------------------------------------------------
      STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY CARD
        PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF
                        MAILED WITHIN THE UNITED STATES.

--------------------------------------------------------------------------------

                                    EXHIBIT A
                                    ---------

                                     CHARTER

                          GLOBAL CAPITAL PARTNERS INC.

                                 AUDIT COMMITTEE

I.       AUDIT COMMITTEE PURPOSE

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

1.       Support  the  independence  of  the  independent   auditors  and  their
         objective review and audit of the Corporation's annual financial statements.

2. Support independence and funding of the internal auditors to help to assure that they have sufficient independence and resources to conduct internal audits as appropriate or necessary, free of interference or pressure.

3. Other functions, within the scope of the foregoing, which the Audit Committee deems necessary or appropriate to undertake from time to time.

4. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

1. Audit Committee members shall meet the requirements of the National Association of Securities Dealers, Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have past employment experience in the finance or accounting field.

2. Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If a Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

3. The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a Audit Committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Corporation's financial statements and significant findings based upon the auditors' limited review procedures.


III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

1. Review and reassess the adequacy of the Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review periodically the Corporation's principal policies for accounting, internal control and financial reporting. Review with management and the independent auditors any significant changes in the Corporation's accounting policies. Review the effect on the Corporation's accounting policies of important pronouncements of the accounting profession and other regulatory bodies.

3. On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Corporation that could impair the auditors' independence.

4. Review annually management's recommended selection to be the independent auditors, including management's evaluation of their independence, and recommend to the Board their appointment or discharge

5. Review annually with the independent auditors the plan, scope and timing of their audit. Review with the independent auditors their audit fees and approve all fees and other significant compensation to be paid to the independent auditors.

6. After completion of the audit of the Corporation's annual financial statements, review with management and the independent auditors the audit report, the management letter relating to the audit report, any significant questions (resolved or unresolved) between management and the independent auditors that arose during the audit or in connection with the preparation of the Corporation's annual financial statements, and the cooperation afforded or limitations, if any, imposed by management on the conduct of the audit.

7. Review with management and the independent auditors, before publication, the Corporation's annual financial statements (including footnotes and any special disclosure questions) to be included in the annual report to stockholders and the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

8.       Review with  financial  management  and the  independent  auditors  the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated to the independent auditors in accordance with SAS 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

9. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10.      Review   annually  or  more  frequently  as  necessary  or  appropriate management's plans to engage the independent auditors to perform management advisory services.

11. Review periodically with management and the internal auditors the adequacy of the Corporation's internal accounting control system, the scope and results of the internal audit program, and the cooperation afforded or limitations, if any, imposed by management on the conduct of the internal audit program.

12. Review the budget, plan, changes in plan, activities, organizational structure of the internal audit department, as needed.

13. Review the appointment, performance and replacement of the senior internal audit executive.

14. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

15. Review annually with management, the Corporation's counsel and the internal auditors, the procedures for monitoring compliance with the Corporation's policies on business integrity, ethics and conflicts of interest.

16. Review with management and the independent auditors the extent to which significant changes or improvements in important accounting and financial control practices, recommended by management or the independent auditors, have been implemented.

17. Review periodically the adequacy of the Corporation's accounting and financial control resources.

18.      Review reports on officers' and directors' expenses.

19. On at least an annual basis, review with the Corporation's counsel any legal matters which may have a significant impact on the Corporation's financial statements, the Corporation's compliance with applicable laws and regulations, and inquiries received.

20. Review periodically the Corporation's financial planning policies and practices and financial objectives. Monitor the Corporation's financial condition and requirements for funds. Review periodically the Corporation's short-term and long-term capital expenditure plans and working capital position.

21.      Review management  recommendations as to the amounts, timing, types and
         terms  of  public  and  private   stock  and  debt  issues  and  credit
         facilities.

22. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Corporation's annual proxy statement.